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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):FEBRUARY 4, 1999


                             MYERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         OHIO                           001-08524              34-0778636
(State or other jurisdiction of        (Commission           (IRS employer
incorporation or organization)         file number)       identification number)


  1293 S. MAIN STREET                     AKRON, OHIO  44301    (330) 253-5592
(Address of Principal Executive Offices)     (Zip Code)       (Telephone Number)







                               Correspondence to:

                                 KEVIN C. O'NEIL
                                 BROUSE MCDOWELL
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207
                                KONeil@Brouse.Com






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        A. ACQUISITION OF THE MATERIAL HANDLING DIVISION OF SOMMER ALLIBERT S.A.

     On December 3, 1998, Sommer Allibert S.A. ("Sommer Allibert"), a French corporation, and Myers Industries, Inc., an Ohio corporation ("Myers" or the "Company"), entered into an agreement whereby Myers agreed to acquire the plastic material handling of division of Sommer Allibert, with facilities throughout Europe and in North America. The acquisition included all of the interests in Allibert-Contico, LLC, a Missouri limited liability company with facilities primarily in Springfield, Missouri, part of which are being acquired pursuant to an agreement with Contico International, Inc. On February 4, 1998, Myers closed the transactions, following the expiration of the necessary waiting period for regulatory approval and the satisfaction of other conditions of closing.

        The combined purchase price was approximately $200.0 million including assumed debt. The acquisition is not expected to have a material effect on Myers'1999 earnings, and is expected to be accretive thereafter. The acquisition was financed through a new $250.0 million multi-currency credit facility.

        On December 3, 1998, and February 4, 1999, Myers issued a press releases announcing the acquisition and the closing, a copy of both are included as
Exhibit 99(a) and 99(b) hereto and incorporated by reference herein.

        The preceding description of the agreements are qualified in their entirety by reference to the copies of the agreements included as Exhibits 10(a) through 10(e) hereto, and which are incorporated by reference herein.

        B. NEW CREDIT FACILITY WITH NBD BANK, N.A.

        On February 3, 1999 Myers entered into a new $250.0 million multi-currency credit facility with NBD Bank, N.A., on behalf of itself and as agent for a syndicate of other lenders. Funds under the multi-currency credit facility are available for acquisitions, working capital and general corporate purposes. On February 3, 1999, the Company borrowed approximately $200.0 million in various currencies to fund the acquisition of the material handling division of Sommer Allibert S.A., including the assumption and repayment of debt associated with the acquisition.

     Each significant domestic subsidiary of the Company has guaranteed all obligations of the Company under the new multi-currency credit facility. In addition, these obligations are to be secured by a pledge of 65% the capital stock of certain of the foreign subsidiaries which are borrowers under the facility. The obligations of the Company under the new multi-currency credit facility rank senior to substantially all other indebtedness of the Company.

     The multi-currency credit facility contains certain customary reporting covenants and other customary affirmative and negative covenants. The credit facility also contains customary events of default.





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        On February 3, 1999, Myers issued a press release announcing the new multi-currency credit facility which is attached as Exhibit 99(c) hereto and incorporated by reference herein.

     The preceding description of the new multi-currency credit facility is qualified in its entirety by reference to the copy of the Loan Agreement dated as of February 3, 1999 between Myers Industries, Inc. and NBD Bank, as Agent, included as Exhibit 10(f) and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired

          The financial statements required by this Item will be filed by the registrant by amendment to this Form 8-K within 60-days.

    (b) Pro Forma Financial Information

          The pro forma financial information required by this Item will be filed by the registrant by amendment to this Form 8-K within 60-days.

    (c) Exhibits

          10(a) Protocole between Myers Industries, Inc. and Allibert Holding,
                SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation) (Incorporated by reference from Exhibit 10(a) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(b) Warranty Agreement between Myers Industries, Inc. and Allibert
                Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA, (English Translation)(Incorporated by reference from Exhibit 10(b) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(c) Option Agreement between Myers Industries, Inc. and Allibert
                Equipement US, Inc.(Incorporated by reference from Exhibit 10(c) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(d) Sale Agreement between Myers Industries, Inc. and Contico
                International, Inc.(Incorporated by reference from Exhibit 10(d) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(e) Amendment No.1 to Sale Agreement between Myers Industries, Inc.
                and Contico International, Inc. (Incorporated by reference from Exhibit 10(e) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(f) Loan Agreement dated as of February 3, 1999 between Myers
                Industries, Inc. and NBD Bank


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          99(a) Text of Press Release dated December 3, 1998 issued by Myers
                Industries, Inc.(Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(b) Text of Press Release dated February 4, 1999 issued by Myers
                Industries, Inc.

          99(c) Text of Press Release dated February 3, 1999 issued by Myers
                Industries, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MYERS INDUSTRIES, INC.


Dated: February 19, 1999             By: /s/ Gregory J. Stodnick
                                         ---------------------------------------
                                           Gregory J. Stodnick, Vice President -
                                             Finance






















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                             MYERS INDUSTRIES, INC.
                           CURRENT REPORT ON FORM 8-K


                                INDEX OF EXHIBITS


                  EXHIBIT


          10(a) Protocole between Myers Industries, Inc. and Allibert Holding,
                SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation) (Incorporated by reference from Exhibit 10(a) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(b) Warranty Agreement between Myers Industries, Inc. and Allibert
                Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)(Incorporated by reference from Exhibit 10(b) to the Registrants Form 8-K filed with the Commission on December 17,
                1999)

          10(c) Option Agreement between Myers Industries, Inc. and Allibert
                Equipement US, Inc.(Incorporated by reference from Exhibit 10(c) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(d) Sale Agreement between Myers Industries, Inc. and Contico
                International, Inc.(Incorporated by reference from Exhibit 10(d) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(e) Amendment No.1 to Sale Agreement between Myers Industries,
                Inc. and Contico International, Inc. (Incorporated by reference from Exhibit 10(e) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(f) Loan Agreement dated as of February 3, 1999 between Myers
                Industries, Inc. and NBD Bank

          99(a) Text of Press Release dated December 3, 1998 issued by Myers
                Industries, Inc.(Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(b) Text of Press Release dated February 4, 1999 issued by Myers
                Industries, Inc.

          99(c) Text of Press Release dated February 3, 1999 issued by Myers
                Industries, Inc.